Exhibit 24.01

                                POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ C. Michael Armstrong
------------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Alain J.P. Belda
--------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Kenneth J. Bialkin
----------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Kenneth T. Derr
-------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ John M. Deutch
------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Ann Dibble Jordan
---------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Reuben Mark
---------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Michael T. Masin
--------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Dudley C. Mecum
-------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Richard D. Parsons
----------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Andrall E. Pearson
----------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Robert E. Rubin
-------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Franklin A. Thomas
----------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Edgar S. Woolard, Jr.
-------------------------
(Signature)

                               POWER OF ATTORNEY

                           Annual Report on Form 10-K

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint John S. Reed, Sanford I. Weill, Heidi G. Miller, Charles O. Prince, III and Stephanie B. Mudick and each of them, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign, in the name and on behalf of the undersigned as a director of the Company, an Annual Report on Form 10-K of the Company for the Company's fiscal year ended December 31, 1999, and all amendments thereto as said attorneys-in-fact and agents may deem advisable or necessary and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact and agents or by any one of them; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents as of this 18th day of January, 2000.


/s/ Arthur Zankel
-----------------
(Signature)